AMENDMENT NUMBER TWO
                                       TO
                       EMPLOYMENT AND CONSULTING AGREEMENT

     This Amendment Number Two to Employment and Consulting Agreement is entered into as of this 19th day of November, 1999 between Del Webb Corporation, an Arizona corporation (the "Company") and Philip 1. Dion ("Employee").

                                    RECITALS

     The Company and Employee have previously entered into an Employment and Consulting Agreement dated as of July 10, 1996 which Employment and Consulting Agreement was amended by an Amendment Number One to Employment and Consulting Agreement dated March 9, 1999.

     The Company and Employee now desire by this Amendment Number Two to further amend the Employment and Consulting Agreement as set forth below:

     NOW  THEREFORE,   Company  and  Employee  agree  that  the  Employment  and
Consulting Agreement is amended as follows:

     1. Pursuant to Paragraph 4(b) of the Employment and Consulting Agreement, Employee is a Beneficiary under Company's Deferred Compensation Plan (the "Plan"). Under the terms of the Plan, Employee will have an accrued benefit as of November 30, 1999 of $1,432,209. Employee hereby agrees to forfeit and -forego one-half (1/2) of this benefit, or the sum of $716,105, effective immediately, and in consideration therefor, the Company agrees to pay the maximum sum of $1,715,277 in five (5) equal annual payments, in accordance with the terms of that certain
          Split-Dollar Agreement between Company and the Dion 1999 Irrevocable Trust went (the "Trust") of even date herewith, in the form of Exhibit "W' attached hereto and incorporated herein by reference, with respect to the purchase of life insurance by the Trust on Employee's life.

     2. Except as amended by this Amendment Number Two, the Employment and Consulting Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment Number Two has been executed by the parties as of the date first above written.

DEL WEBB CORPORATION

By: /s/ Robertson C. Jones              /s/ Philip J. Dion
    -------------------------------     ----------------------------------------
Its Sr. Vice President                  Philip J. Dion